Exhibit 99.1

News Release

FOR IMMEDIATE RELEASE

News Media Contact:	Investor Relations Contact:
Dan Wilinsky	Eric Boyer
+1 303 397 2468	+1 303 397 2969
dan.wilinsky@ihs.com	eric.boyer@ihs.com

IHS Inc. Reports Fourth Quarter and Fiscal Year 2015 Results

ENGLEWOOD, Colo. (January 12, 2016) - IHS Inc. (NYSE: IHS), the leading global source of information and analytics, today reported results for the fourth quarter and fiscal year ended November 30, 2015.

•	Revenue including discontinued operations (disc-ops) of $589 million, up 1 percent from the prior-year period; revenue excluding disc-ops of $556 million, up 3 percent from the prior-year period

•	Flat total organic revenue growth and 3 percent subscription organic revenue growth, excluding disc-ops

•	Adjusted EBITDA including disc-ops of $200 million, up 7 percent from the prior-year period

•	Adjusted earnings per diluted share (Adjusted EPS) including disc-ops of $1.68, unchanged from the prior year period

Revenue including disc-ops, Adjusted EBITDA, Adjusted EPS, and free cash flow are non-GAAP financial measures used by management to measure operating performance. These terms are defined elsewhere in this release. Please see schedules appearing later in this release for reconciliations of non-GAAP financial measures to the most directly comparable GAAP measures.

Fourth Quarter and Full Year 2015 Financial Performance

	Three months ended November 30,		Change		Year ended November 30,		Change
(in thousands, except percentages and per share data)	2015	2014	$	%	2015	2014	$	%
Revenue (excluding disc-ops)	$555,706	$541,132	$14,574	3%	$2,184,335	$2,079,787	$104,548	5%
Revenue from disc-ops	32,972	41,185	(8,213)	(20)%	129,956	151,007	(21,051)	(14)%
Revenue including disc-ops	$588,678	$582,317	$6,361	1%	$2,314,291	$2,230,794	$83,497	4%

Net income	$90,477	$60,118	$30,359	50%	$240,193	$194,549	$45,644	23%
Adjusted EBITDA including disc-ops	$199,690	$186,455	$13,235	7%	$744,077	$689,804	$54,273	8%

GAAP EPS	$1.32	$0.87	$0.45	52%	$3.47	$2.81	$0.66	23%
Adjusted EPS including disc-ops	$1.68	$1.68	$—	—%	$6.07	$5.90	$0.17	3%

Cash flow from operations	$115,978	$85,649	$30,329	35%	$612,639	$628,099	$(15,460)	(2)%
Free cash flow	$90,745	$54,510	$36,235	66%	$489,718	$513,646	$(23,928)	(5)%

“We made strong progress in the second half of the year in increasing operational efficiency and effectiveness,” said Jerre Stead, IHS chairman and chief executive officer. “In addition, we made some very important changes to capital allocation, and the two acquisitions announced in the past several weeks are examples of execution against our new acquisition strategy.”

“We continue to deliver solid profit and margin expansion, with Adjusted EBITDA including disc-ops of $200 million for the quarter, up 7 percent versus a year ago, and full year margin expansion of 130 basis points,” said Todd Hyatt, IHS chief financial officer.

Fourth Quarter and Full Year 2015 Revenue Performance

The subscription-based business grew 3 percent organically in the fourth quarter of 2015 compared to the same period of 2014, as described in the following table.

	Three months ended November 30,		Percent change		Year ended November 30,		Percent change
(in thousands, except percentages)	2015	2014	Total	Organic	2015	2014	Total	Organic
Subscription revenue	$448,216	$424,768	6%	3%	$1,768,541	$1,643,844	8%	5%
Non-subscription revenue	107,490	116,364	(8)%	(10)%	415,794	435,943	(5)%	(9)%
Revenue	555,706	541,132	3%	—%	2,184,335	2,079,787	5%	2%
Revenue from disc-ops	32,972	41,185	(20)%	(18)%	129,956	151,007	(14)%	(12)%
Revenue including disc-ops	$588,678	$582,317	1%	(1)%	$2,314,291	$2,230,794	4%	1%

Fourth quarter 2015 revenue increased 3 percent compared to the fourth quarter of 2014, and full year 2015 revenue increased 5 percent compared to the same period in 2014. The components of revenue growth are described below by segment and in total.

	Change in revenue (excluding disc-ops)
	Fourth quarter 2015 vs. fourth quarter 2014			2015 vs. 2014
(All amounts represent percentage points)	Organic	Acquisitive	Foreign Currency	Organic	Acquisitive	Foreign Currency
Resources	(8)%	1%	(2)%	(4)%	1%	(2)%
Transportation	9%	4%	(1)%	9%	7%	(2)%
Consolidated Markets & Solutions	3%	11%	(2)%	4%	9%	(3)%
Total	—%	5%	(2)%	2%	5%	(2)%

Fourth Quarter and Full Year 2015 Segment Performance

Segment results were as follows:

•
Resources. Fourth quarter revenue for Resources decreased $22 million, or 9 percent, to $215 million, and included negative 3 percent organic growth for the subscription-based business. Fourth quarter Adjusted EBITDA for Resources decreased $6 million, or 6 percent, to $91 million. Fourth quarter operating income for Resources decreased $19 million, or 25 percent, to $57 million.

Full year 2015 revenue for Resources decreased $43 million, or 5 percent, to $885 million. Full year 2015 Adjusted EBITDA for Resources decreased $14 million, or 4 percent, to $357 million. Full year 2015 operating income for Resources decreased $38 million, or 13 percent, to $248 million.

•
Transportation. Fourth quarter revenue for Transportation increased $21 million, or 12 percent, to $199 million, and included 11 percent organic growth for the subscription-based business. Fourth quarter Adjusted EBITDA for Transportation increased $12 million, or 18 percent, to $79 million. Fourth quarter operating income for Transportation increased $7 million, or 15 percent, to $53 million.

Full year 2015 revenue for Transportation increased $96 million, or 14 percent, to $758 million. Full year 2015 Adjusted EBITDA for Transportation increased $48 million, or 21 percent, to $283 million. Full year 2015 operating income for Transportation increased $33 million, or 21 percent, to $194 million.

•
Consolidated Markets & Solutions (CMS) excluding disc-ops. Fourth quarter revenue for CMS increased $16 million, or 13 percent, to $142 million, and included 4 percent organic growth for the subscription-based business. Fourth quarter Adjusted EBITDA for CMS increased $11 million, or 45 percent, to $34 million. Fourth quarter operating income for CMS increased $6 million, or 42 percent, to $20 million.

Full year 2015 revenue for CMS increased $51 million, or 10 percent, to $541 million. Full year 2015 Adjusted EBITDA for CMS increased $19 million, or 21 percent, to $107 million. Full year 2015 operating income for CMS decreased $3 million, or 6 percent, to $49 million.

Outlook (forward-looking statement)

For the year ending November 30, 2016, excluding discontinued operations and including the acquisitions of CarProof and OPIS, IHS expects:

•	Revenue in a range of $2.30 billion to $2.38 billion, including 2-3 percent subscription organic growth, neutral non-subscription organic growth, and total organic growth of 0-3 percent;

•	Adjusted EBITDA in a range of $770 million to $800 million; and

•	Adjusted EPS in a range of $6.00 to $6.30 per diluted share.

Additionally, for the year ending November 30, 2016, IHS expects:

•	Depreciation expense to be approximately $100-105 million;

•	Amortization expense related to acquired intangible assets to be approximately $170-180 million;

•	Net interest expense to be approximately $100-105 million;

•	Stock-based compensation expense to be approximately $120-130 million;

•	An adjusted tax rate of approximately 27-28 percent;

•	An effective tax rate of approximately 21-22 percent;

•	Fully diluted shares to be approximately 68.5 million; and

•	Capital expenditures to be approximately 5 percent of revenue.

The above outlook assumes no further currency movements, acquisitions, divestitures, pension mark-to-market adjustments or unanticipated events. See discussion of non-GAAP financial measures at the end of this release.

As previously announced, IHS will hold a conference call to discuss fourth quarter and fiscal year 2015 results on January 12, 2016, at 8:00 a.m. EST. The conference call will be simultaneously webcast on the company’s website: www.ihs.com.

###

Use of Non-GAAP Financial Measures
Non-GAAP results are presented only as a supplement to our financial statements based on U.S. generally accepted accounting principles (GAAP). Non-GAAP financial information is provided to enhance the reader’s understanding of our financial performance, but none of these non-GAAP financial measures are recognized terms under GAAP and non-GAAP measures should not be considered in isolation or as a substitute for financial measures calculated in accordance with GAAP. Reconciliations of the most directly comparable GAAP measures to non-GAAP measures, such as EBITDA, Adjusted EBITDA, Adjusted net income, Adjusted EPS, and free cash flow are provided within the schedules attached to this release.

We use non-GAAP measures in our operational and financial decision-making, believing that it is useful to exclude certain items in order to focus on what we deem to be a more reliable indicator of ongoing operating performance and our ability to generate cash flow from operations. As a result, internal management reports used during monthly operating reviews feature the Adjusted EBITDA, Adjusted net income, Adjusted EPS, and free cash flow metrics. We also believe that investors may find non-GAAP financial measures useful for the same reasons, although investors are cautioned that non-GAAP financial measures are not a substitute for GAAP disclosures.

Because not all companies use identical calculations, our presentation of non-GAAP financial measures may not be comparable to other similarly-titled measures of other companies. However, these measures can still be useful in evaluating our performance against our peer companies because we believe the measures provide users with valuable insight into key components of GAAP financial disclosures.

IHS Forward-Looking Statements
This release contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as: “anticipate,” “intend,” “plan,” “goal,” “seek,” “aim,” “strive,” “believe,” “project,” “predict,” "estimate," "expect," “continue,” "strategy," "future," "likely," "may," “might,” "should," "will," the negative of these terms and similar references to future periods. Examples of forward-looking statements include, among others, statements we make regarding guidance relating to net income, net income per share, and expected operating results, such as revenue growth and earnings.
Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, the following: economic and financial conditions, including volatility in interest and exchange rates; our ability to manage system failures, capacity constraints, and cyber risks; our ability to successfully manage risks associated with changes in demand for our products and services as well as changes in our targeted industries; our ability to develop new platforms to deliver our products and services, pricing, and other competitive pressures, and changes in laws and regulations governing our business; the extent to which we are successful in gaining new long-term relationships with customers or retaining existing ones and the level of service failures that could lead customers to use competitors' services; our ability to successfully identify and integrate acquisitions into our existing businesses and manage risks associated therewith; our ability to satisfy our debt obligations and our other ongoing business obligations; and the other factors described under the caption “Risk Factors” in our most recent annual report on Form 10-K, along with our other filings with the U.S. Securities and Exchange Commission.
Any forward-looking statement made by us in this release is based only on information currently available to us and speaks only as of the date on which it is made. We undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.
Please consult our public filings at www.sec.gov or www.ihs.com.

About IHS Inc. (www.ihs.com)
IHS Inc. (NYSE: IHS) is the leading source of information, insight and analytics in critical areas that shape today’s business landscape. Businesses and governments in more than 140 countries around the globe rely on the comprehensive content, expert independent analysis and flexible delivery methods of IHS to make high-impact decisions and develop strategies with speed and confidence. IHS has been in business since 1959 and became a publicly traded company on the New York Stock Exchange in 2005.

Headquartered in Englewood, Colorado, USA, IHS is committed to sustainable, profitable growth and employs about 8,600 people in 32 countries around the world.

IHS is a registered trademark of IHS Inc. All other company and product names may be trademarks of their respective owners.
© 2016 IHS Inc. All rights reserved.

IHS INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands, except for share and per-share amounts)

	As of	As of
	November 30, 2015	November 30, 2014
	(Unaudited)	(Audited)
Assets
Current assets:
Cash and cash equivalents	$291,580	$153,156
Accounts receivable, net	355,913	421,374
Income tax receivable	4,585	2,283
Deferred subscription costs	52,752	51,021
Assets held for sale	193,377	—
Other	57,135	60,973
Total current assets	955,342	688,807
Non-current assets:
Property and equipment, net	314,366	301,419
Intangible assets, net	1,014,691	1,091,109
Goodwill	3,287,459	3,157,324
Deferred income taxes	6,630	5,486
Other	22,593	27,991
Total non-current assets	4,645,739	4,583,329
Total assets	$5,601,081	$5,272,136
Liabilities and stockholders’ equity
Current liabilities:
Short-term debt	$36,019	$36,257
Accounts payable	59,180	52,245
Accrued compensation	105,477	101,875
Accrued royalties	33,306	37,346
Other accrued expenses	118,217	131,147
Income tax payable	23,339	—
Deferred revenue	552,498	596,187
Liabilities held for sale	32,097	—
Total current liabilities	960,133	955,057
Long-term debt	2,095,183	1,806,098
Accrued pension and postretirement liability	26,745	29,139
Deferred income taxes	259,524	271,125
Other liabilities	58,619	51,171
Commitments and contingencies
Stockholders’ equity:
Class A common stock, $0.01 par value per share, 160,000,000 shares authorized, 70,287,707 and 69,391,577 shares issued, and 67,523,885 and 68,372,176 shares outstanding at November 30, 2015 and November 30, 2014, respectively	703	694
Additional paid-in capital	1,053,141	956,381
Treasury stock, at cost: 2,763,822 and 1,019,401 shares at November 30, 2015 and November 30, 2014, respectively	(317,016)	(105,873)
Retained earnings	1,655,262	1,415,069
Accumulated other comprehensive loss	(191,213)	(106,725)
Total stockholders’ equity	2,200,877	2,159,546
Total liabilities and stockholders’ equity	$5,601,081	$5,272,136

IHS INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except for per-share amounts)
(Unaudited)

	Three months ended November 30,		Year ended November 30,
	2015	2014	2015	2014
Revenue	$555,706	$541,132	$2,184,335	$2,079,787
Operating expenses:
Cost of revenue (includes stock-based compensation expense of $1,920; $2,243; $6,892; and $8,520 for the three and twelve months ended November 30, 2015 and 2014, respectively)	194,796	206,094	819,173	815,153
Selling, general and administrative (includes stock-based compensation expense of $30,679; $35,364; $122,024; and $150,737 for the three and twelve months ended November 30, 2015 and 2014, respectively)	206,283	205,643	795,354	789,752
Depreciation and amortization	55,576	47,478	215,080	181,243
Restructuring charges	17,327	2,695	39,359	8,775
Acquisition-related costs	879	884	1,472	1,901
Net periodic pension and postretirement expense	2,990	2,432	4,478	6,774
Other expense (income), net	247	(1,837)	1,576	(1,295)
Total operating expenses	478,098	463,389	1,876,492	1,802,303
Operating income	77,608	77,743	307,843	277,484
Interest income	319	251	933	988
Interest expense	(18,411)	(13,234)	(70,985)	(55,384)
Non-operating expense, net	(18,092)	(12,983)	(70,052)	(54,396)
Income from continuing operations before income taxes	59,516	64,760	237,791	223,088
Provision for income taxes	(12,162)	(10,770)	(48,853)	(45,126)
Income from continuing operations	47,354	53,990	188,938	177,962
Income from discontinued operations, net	43,123	6,128	51,255	16,587
Net income	$90,477	$60,118	$240,193	$194,549

Basic earnings per share:
Income from continuing operations	$0.70	$0.79	$2.76	$2.61
Income from discontinued operations, net	0.63	0.09	0.75	0.24
Basic earnings per share	$1.33	$0.88	$3.51	$2.85
Weighted average shares used in computing basic earnings per share	67,943	68,352	68,450	68,163

Diluted earnings per share:
Income from continuing operations	$0.69	$0.78	$2.73	$2.57
Income from discontinued operations, net	0.63	0.09	0.74	0.24
Diluted earnings per share	$1.32	$0.87	$3.47	$2.81
Weighted average shares used in computing diluted earnings per share	68,747	69,281	69,289	69,120

IHS INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)
(Unaudited)

	Year ended November 30,
	2015	2014
Operating activities:
Net income	$240,193	$194,549
Reconciliation of net income to net cash provided by operating activities:
Depreciation and amortization	235,501	202,145
Stock-based compensation expense	135,386	167,359
Impairment of assets	4,626	—
Excess tax benefit from stock-based compensation	(5,494)	(13,297)
Net periodic pension and postretirement expense	4,478	6,774
Pension and postretirement contributions	(5,854)	(13,452)
Deferred income taxes	(34,927)	(10,285)
Change in assets and liabilities:
Accounts receivable, net	56,058	36,418
Other current assets	(15,569)	(8,834)
Accounts payable	(4,131)	(11,425)
Accrued expenses	(55)	36,073
Income tax	32,121	6,254
Deferred revenue	(34,229)	29,713
Other liabilities	4,535	6,107
Net cash provided by operating activities	612,639	628,099
Investing activities:
Capital expenditures on property and equipment	(122,921)	(114,453)
Acquisitions of businesses, net of cash acquired	(369,908)	(210,395)
Intangible assets acquired	—	(714)
Change in other assets	(3,727)	(4,608)
Settlements of forward contracts	597	6,159
Net cash used in investing activities	(495,959)	(324,011)
Financing activities:
Proceeds from borrowings	550,000	2,485,000
Repayment of borrowings	(261,152)	(2,817,236)
Payment of debt issuance costs	—	(18,994)
Excess tax benefit from stock-based compensation	5,494	13,297
Repurchases of common stock	(248,868)	(59,928)
Net cash provided by (used in) financing activities	45,474	(397,861)
Foreign exchange impact on cash balance	(22,162)	(11,438)
Net increase in cash and cash equivalents	139,992	(105,211)
Cash and cash equivalents at the beginning of the period	153,156	258,367
Cash and cash equivalents at the end of the period	293,148	153,156
Less: Cash and cash equivalents associated with discontinued operations at the end of the period	(1,568)	—
Cash and cash equivalents from continuing operations at the end of the period	$291,580	$153,156

IHS INC.
SUPPLEMENTAL REVENUE DISCLOSURE
(In thousands)
(Unaudited)

	Three months ended November 30,		Percent change		Year ended November 30,		Percent change
	2015	2014	Total	Organic	2015	2014	Total	Organic
Revenue by segment:
Resources	$214,641	$236,734	(9)%	(8)%	$884,596	$927,211	(5)%	(4)%
Transportation	199,029	178,288	12%	9%	758,404	662,547	14%	9%
CMS	142,036	126,110	13%	3%	541,335	490,029	10%	4%
Revenue	555,706	541,132	3%	—%	2,184,335	2,079,787	5%	2%
Revenue from disc-ops	32,972	41,185	(20)%	(18)%	129,956	151,007	(14)%	(12)%
Revenue including disc-ops	$588,678	$582,317	1%	(1)%	$2,314,291	$2,230,794	4%	1%

Revenue by transaction type:
Subscription	$448,216	$424,768	6%	3%	$1,768,541	$1,643,844	8%	5%
Non-subscription	107,490	116,364	(8)%	(10)%	415,794	435,943	(5)%	(9)%
Revenue	555,706	541,132	3%	—%	2,184,335	2,079,787	5%	2%
Revenue from disc-ops	32,972	41,185	(20)%	(18)%	129,956	151,007	(14)%	(12)%
Revenue including disc-ops	$588,678	$582,317	1%	(1)%	$2,314,291	$2,230,794	4%	1%

Revenue by region:
Americas	$370,606	$347,204	7%	2%	$1,459,743	$1,353,616	8%	3%
EMEA	128,748	137,379	(6)%	(4)%	508,066	518,820	(2)%	(1)%
APAC	56,352	56,549	—%	(2)%	216,526	207,351	4%	1%
Revenue	555,706	541,132	3%	—%	2,184,335	2,079,787	5%	2%
Revenue from disc-ops	32,972	41,185	(20)%	(18)%	129,956	151,007	(14)%	(12)%
Revenue including disc-ops	$588,678	$582,317	1%	(1)%	$2,314,291	$2,230,794	4%	1%

IHS INC.
RECONCILIATION OF CONSOLIDATED NON-GAAP FINANCIAL MEASUREMENTS TO
MOST DIRECTLY COMPARABLE GAAP FINANCIAL MEASUREMENTS
(In thousands, except for per-share amounts)
(Unaudited)

	Three months ended November 30,		Year ended November 30,
	2015	2014	2015	2014
Net income	$90,477	$60,118	$240,193	$194,549
Interest income	(319)	(251)	(933)	(988)
Interest expense	18,411	13,234	70,985	55,384
Provision for income taxes	12,162	10,770	48,853	45,126
Depreciation	23,074	18,189	84,958	64,978
Amortization related to acquired intangible assets	32,502	29,289	130,122	116,265
EBITDA (1)(6)	$176,307	$131,349	$574,178	$475,314
Stock-based compensation expense	32,599	37,607	128,916	159,257
Restructuring charges	17,327	2,695	39,359	8,775
Acquisition-related costs	879	884	1,472	1,901
Impairment of assets	—	—	1,243	—
Loss on sale of assets	—	—	—	2,654
Loss on debt extinguishment	—	1,422	—	1,422
Pension mark-to-market and settlement expense	2,492	1,459	2,492	1,459
Income from discontinued operations, net	(43,123)	(6,128)	(51,255)	(16,587)
Adjusted EBITDA (2)(6)	186,481	169,288	696,405	634,195
Adjusted EBITDA from disc-ops*	13,209	17,167	47,672	55,609
Adjusted EBITDA including disc-ops	$199,690	$186,455	$744,077	$689,804

	Three months ended November 30,		Year ended November 30,
	2015	2014	2015	2014
Net income	$90,477	$60,118	$240,193	$194,549
Stock-based compensation expense	32,599	37,607	128,916	159,257
Amortization related to acquired intangible assets	32,502	29,289	130,122	116,265
Restructuring charges	17,327	2,695	39,359	8,775
Acquisition-related costs	879	884	1,472	1,901
Impairment of assets	—	—	1,243	—
Loss on sale of assets	—	—	—	2,654
Loss on debt extinguishment	—	1,422	—	1,422
Pension mark-to-market and settlement expense	2,492	1,459	2,492	1,459
Income from discontinued operations, net	(43,123)	(6,128)	(51,255)	(16,587)
Income tax effect on adjusting items	(25,265)	(21,212)	(99,450)	(95,239)
Adjusted net income (3)	$107,888	$106,134	$393,092	$374,456
Adjusted EPS (4)(6)	$1.57	$1.53	$5.67	$5.42
Adjusted EPS from disc-ops*	0.11	0.15	0.40	0.48
Adjusted EPS including disc-ops	$1.68	$1.68	$6.07	$5.90
Weighted average shares used in computing Adjusted EPS	68,747	69,281	69,289	69,120

	Three months ended November 30,		Year ended November 30,
	2015	2014	2015	2014
Net cash provided by operating activities	$115,978	$85,649	$612,639	$628,099
Capital expenditures on property and equipment	(25,233)	(31,139)	(122,921)	(114,453)
Free cash flow (5)(6)	$90,745	$54,510	$489,718	$513,646
* See additional details on the supplemental schedules on pages 14-17 of this earnings release.

IHS INC.
RECONCILIATION OF SEGMENT NON-GAAP FINANCIAL MEASUREMENTS TO
MOST DIRECTLY COMPARABLE GAAP FINANCIAL MEASUREMENTS
(In thousands)
(Unaudited)

	Three months ended November 30, 2015
	Resources	Transportation	CMS	Shared Services	Disc-ops	Total
Operating income	$56,774	$53,109	$19,739	$(52,014)	$3,039	$80,647
Adjustments:
Stock-based compensation expense	—	—	—	32,599	1,618	34,217
Depreciation and amortization	22,652	20,889	11,870	165	5,168	60,744
Restructuring charges	11,082	3,896	2,348	1	1	17,328
Acquisition-related costs	—	876	(1)	4	—	879
Impairment of assets	—	—	—	—	3,383	3,383
Pension mark-to-market expense	—	—	—	2,492	—	2,492
Adjusted EBITDA	$90,508	$78,770	$33,956	$(16,753)	$13,209	$199,690

	Three months ended November 30, 2014
	Resources	Transportation	CMS	Shared Services	Disc-ops	Total
Operating income	$75,467	$46,208	$13,884	$(57,816)	$9,645	$87,388
Adjustments:
Stock-based compensation expense	—	—	—	37,607	2,029	39,636
Depreciation and amortization	19,547	19,513	8,211	207	5,320	52,798
Restructuring charges	1,397	476	820	2	174	2,869
Acquisition-related costs	25	352	506	1	—	884
Loss on debt extinguishment	—	—	—	1,422	—	1,422
Pension mark-to-market expense	—	—	—	1,459	—	1,459
Adjusted EBITDA	$96,436	$66,549	$23,421	$(17,118)	$17,168	$186,456

	Year ended November 30, 2015
	Resources	Transportation	CMS	Shared Services	Disc-ops	Total
Operating income	$248,280	$193,668	$49,319	$(183,424)	$15,886	$323,729
Adjustments:
Stock-based compensation expense	—	—	—	128,916	6,470	135,386
Depreciation and amortization	85,924	80,696	48,135	325	20,421	235,501
Restructuring charges	22,611	7,457	9,289	2	1,512	40,871
Acquisition-related costs	—	911	8	553	—	1,472
Impairment of assets	—	—	—	1,243	3,383	4,626
Pension mark-to-market expense	—	—	—	2,492	—	2,492
Adjusted EBITDA	$356,815	$282,732	$106,751	$(49,893)	$47,672	$744,077

	Year ended November 30, 2014
	Resources	Transportation	CMS	Shared Services	Disc-ops	Total
Operating income	$286,393	$160,361	$52,225	$(221,495)	$26,109	$303,593
Adjustments:
Stock-based compensation expense	—	—	—	159,257	8,102	167,359
Depreciation and amortization	77,576	70,772	32,554	341	20,902	202,145
Restructuring charges	3,460	2,545	2,770	—	497	9,272
Acquisition-related costs	836	589	476	—	—	1,901
Loss on sale of assets	2,654	—	—	—	—	2,654
Loss on debt extinguishment	—	—	—	1,422	—	1,422
Pension mark-to-market expense	—	—	—	1,459	—	1,459
Adjusted EBITDA	$370,919	$234,267	$88,025	$(59,016)	$55,610	$689,805

The following supplemental schedules provide a reconciliation from income to Adjusted EBITDA and from income to Adjusted EPS for continuing operations, discontinued operations, and a total view including discontinued operations.

IHS INC.
RECONCILIATION OF CONSOLIDATED NON-GAAP FINANCIAL MEASUREMENTS TO
MOST DIRECTLY COMPARABLE GAAP FINANCIAL MEASUREMENTS
(In thousands, except for per-share amounts)
(Unaudited)

	Three months ended November 30, 2015
	Continuing operations	Disc-ops	Including disc-ops
Income	$47,354	$43,123	$90,477
Interest income	(319)	—	(319)
Interest expense	18,411	—	18,411
Provision for income taxes	12,162	(40,084)	(27,922)
Depreciation	23,074	1,255	24,329
Amortization related to acquired intangible assets	32,502	3,913	36,415
EBITDA (1)(6)	$133,184	$8,207	$141,391
Stock-based compensation expense	32,599	1,618	34,217
Restructuring charges	17,327	1	17,328
Acquisition-related costs	879	—	879
Impairment of assets	—	3,383	3,383
Pension mark-to-market and settlement expense	2,492	—	2,492
Adjusted EBITDA (2)(6)	$186,481	$13,209	$199,690

	Three months ended November 30, 2015
	Continuing operations	Disc-ops	Including disc-ops
Income	$47,354	$43,123	$90,477
Stock-based compensation expense	32,599	1,618	34,217
Amortization related to acquired intangible assets	32,502	3,913	36,415
Restructuring charges	17,327	1	17,328
Acquisition-related costs	879	—	879
Impairment of assets	—	3,383	3,383
Pension mark-to-market and settlement expense	2,492	—	2,492
Income tax effect on adjusting items	(25,265)	(44,426)	(69,691)
Adjusted net income (3)	$107,888	$7,612	$115,500
Adjusted EPS (4)(6)	$1.57	$0.11	$1.68
Weighted average shares used in computing Adjusted EPS	68,747	68,747	68,747

IHS INC.
RECONCILIATION OF CONSOLIDATED NON-GAAP FINANCIAL MEASUREMENTS TO
MOST DIRECTLY COMPARABLE GAAP FINANCIAL MEASUREMENTS
(In thousands, except for per-share amounts)
(Unaudited)

	Three months ended November 30, 2014
	Continuing operations	Disc-ops	Including disc-ops
Income	$53,990	$6,128	$60,118
Interest income	(251)	—	(251)
Interest expense	13,234	—	13,234
Provision for income taxes	10,770	3,517	14,287
Depreciation	18,189	917	19,106
Amortization related to acquired intangible assets	29,289	4,403	33,692
EBITDA (1)(6)	$125,221	$14,965	$140,186
Stock-based compensation expense	37,607	2,029	39,636
Restructuring charges	2,695	174	2,869
Acquisition-related costs	884	—	884
Loss on debt extinguishment	1,422	—	1,422
Pension mark-to-market and settlement expense	1,459	—	1,459
Adjusted EBITDA (2)(6)	$169,288	$17,168	$186,456

	Three months ended November 30, 2014
	Continuing operations	Disc-ops	Including disc-ops
Income	$53,990	$6,128	$60,118
Stock-based compensation expense	37,607	2,029	39,636
Amortization related to acquired intangible assets	29,289	4,403	33,692
Restructuring charges	2,695	174	2,869
Acquisition-related costs	884	—	884
Loss on debt extinguishment	1,422	—	1,422
Pension mark-to-market and settlement expense	1,459	—	1,459
Income tax effect on adjusting items	(21,212)	(2,346)	(23,558)
Adjusted net income (3)	$106,134	$10,388	$116,522
Adjusted EPS (4)(6)	$1.53	$0.15	$1.68
Weighted average shares used in computing Adjusted EPS	69,281	69,281	69,281

IHS INC.
RECONCILIATION OF CONSOLIDATED NON-GAAP FINANCIAL MEASUREMENTS TO
MOST DIRECTLY COMPARABLE GAAP FINANCIAL MEASUREMENTS
(In thousands, except for per-share amounts)
(Unaudited)

	Year ended November 30, 2015
	Continuing operations	Disc-ops	Including disc-ops
Income	$188,938	$51,255	$240,193
Interest income	(933)	—	(933)
Interest expense	70,985	(1)	70,984
Provision for income taxes	48,853	(35,368)	13,485
Depreciation	84,958	4,729	89,687
Amortization related to acquired intangible assets	130,122	15,692	145,814
EBITDA (1)(6)	$522,923	$36,307	$559,230
Stock-based compensation expense	128,916	6,470	135,386
Restructuring charges	39,359	1,512	40,871
Acquisition-related costs	1,472	—	1,472
Impairment of assets	1,243	3,383	4,626
Pension mark-to-market and settlement expense	2,492	—	2,492
Adjusted EBITDA (2)(6)	$696,405	$47,672	$744,077

	Year ended November 30, 2015
	Continuing operations	Disc-ops	Including disc-ops
Income	$188,938	$51,255	$240,193
Stock-based compensation expense	128,916	6,470	135,386
Amortization related to acquired intangible assets	130,122	15,692	145,814
Restructuring charges	39,359	1,512	40,871
Acquisition-related costs	1,472	—	1,472
Impairment of assets	1,243	3,383	4,626
Pension mark-to-market and settlement expense	2,492	—	2,492
Income tax effect on adjusting items	(99,450)	(50,867)	(150,317)
Adjusted net income (3)	$393,092	$27,445	$420,537
Adjusted EPS (4)(6)	$5.67	$0.40	$6.07
Weighted average shares used in computing Adjusted EPS	69,289	69,289	69,289

IHS INC.
RECONCILIATION OF CONSOLIDATED NON-GAAP FINANCIAL MEASUREMENTS TO
MOST DIRECTLY COMPARABLE GAAP FINANCIAL MEASUREMENTS
(In thousands, except for per-share amounts)
(Unaudited)

	Year ended November 30, 2014
	Continuing operations	Disc-ops	Including disc-ops
Income	$177,962	$16,587	$194,549
Interest income	(988)	—	(988)
Interest expense	55,384	—	55,384
Provision for income taxes	45,126	9,522	54,648
Depreciation	64,978	3,369	68,347
Amortization related to acquired intangible assets	116,265	17,533	133,798
EBITDA (1)(6)	$458,727	$47,011	$505,738
Stock-based compensation expense	159,257	8,102	167,359
Restructuring charges	8,775	497	9,272
Acquisition-related costs	1,901	—	1,901
Loss on sale of assets	2,654	—	2,654
Loss on debt extinguishment	1,422	—	1,422
Pension mark-to-market and settlement expense	1,459	—	1,459
Adjusted EBITDA (2)(6)	$634,195	$55,610	$689,805

	Year ended November 30, 2014
	Continuing operations	Disc-ops	Including disc-ops
Income	$177,962	$16,587	$194,549
Stock-based compensation expense	159,257	8,102	167,359
Amortization related to acquired intangible assets	116,265	17,533	133,798
Restructuring charges	8,775	497	9,272
Acquisition-related costs	1,901	—	1,901
Loss on sale of assets	2,654	—	2,654
Loss on debt extinguishment	1,422	—	1,422
Pension mark-to-market and settlement expense	1,459	—	1,459
Income tax effect on adjusting items	(95,239)	(9,264)	(104,503)
Adjusted net income (3)	$374,456	$33,455	$407,911
Adjusted EPS (4)(6)	$5.42	$0.48	$5.90
Weighted average shares used in computing Adjusted EPS	69,120	69,120	69,120

(1)	EBITDA is defined as net income plus or minus net interest, plus provision for income taxes, depreciation, and amortization.

(2)
Adjusted EBITDA further excludes primarily non-cash items and other items that we do not consider to be useful in assessing our operating performance (e.g., stock-based compensation expense, restructuring charges, acquisition-related costs, asset impairment charges, gain or loss on sale of assets, gain or loss on debt extinguishment, pension mark-to-market and settlement expense, and income or loss from discontinued operations). All of the items included in the reconciliation from net income to Adjusted EBITDA are either non-cash items or items that we do not consider to be useful in assessing our operating performance. In the case of the non-cash items, we believe that investors can better assess our operating performance if the measures are presented without such items because, unlike cash expenses, these adjustments do not affect our ability to generate free cash flow or invest in our business. For example, by excluding depreciation and amortization from EBITDA, users can compare operating performance without regard to different accounting determinations such as useful life. In the case of the other items, we believe that investors can better assess operating performance if the measures are presented without these items because their financial impact does not reflect ongoing operating performance.

(3)
Adjusted net income is defined as net income plus primarily non-cash items and other items that management does not consider to be useful in assessing our operating performance (e.g., stock-based compensation expense, amortization related to acquired intangible assets, restructuring charges, acquisition-related costs, asset impairment charges, gain or loss on sale of assets, gain or loss on debt extinguishment, pension mark-to-market and settlement expense, and income or loss from discontinued operations, all net of the related tax effects).

(4)	Adjusted EPS is defined as Adjusted net income (as defined above) divided by diluted weighted average shares.

(5)	Free cash flow is defined as net cash provided by operating activities less capital expenditures.

(6)
EBITDA, Adjusted EBITDA, Adjusted EPS, and free cash flow are used by many of our investors, research analysts, investment bankers, and lenders to assess our operating performance. For example, a measure similar to Adjusted EBITDA is required by the lenders under our term loan and revolving credit agreements.